Exhibit 99.1

A Compelling New Vision Future of DAVIDsTEA May 2018 for the Protect Your Investment. Vote the YELLOW Proxy Card Today.

DAVIDsTEA has a Compelling Vision to Maximize for ALL Shareholders Value • Management has a clear, focused plan to address the realities of the current retail landscape. • The dissident, Herschel Segal, has only presented a vague, antiquated vision for DAVIDsTEA. • Mr. Segal is attempting to gain control of the company without paying for it. • Mr. Segal is the architect of many of the company’s current challenges, and he has a history of diminishing shareholder value. • Mr. Segal has repeatedly rejected attempts to compromise. 2

Timeline of Events to buy out the minority holders of DAVIDsTEA and take the company private. • March 5, 2018 Mr. Segal and Lorenzo Salvaggio, President and COO of RDI, stepped down from the board of DAVIDsTEA. • DAVIDsTEA shareholders, Porchlight Equity Management, TDM Asset Management and Edgepoint Wealth Management, sent a letter to DAVIDsTEA expressing their concerns with RDI’s actions and proposal and questioning the qualifications of RDI’s slate. March 28, 2018 hopes to avoid the disruption and distraction of a costly public proxy contest. • DAVIDsTEA filed its Management Information Circular, outlining its vision for the future and the qualifications and experience of the board’s director nominees. May 10, 2018 The board has reached out to RDI repeatedly to try to form a compromise, offering RDI a slate with proportionate representation, and has been rebuffed 3 May 11, 2018• RDI filed its Dissident Proxy Circular. April 26, 2018• DAVIDsTEA issued a press release articulating that the company is focused on value creation and March 19, 2018• RDI submitted a slate of dissident nominees to DAVIDsTEA for election to the board of directors. February 20, 2018• Mr. Segal, through Rainy Day Investments Ltd. ("RDI"), sent a letter to the board stating his intention • Shortly thereafter, he changed his mind and stated that he would not proceed with this buy out. • DAVIDsTEA established a strategic committee at this time to address the potential transaction by Mr. Segal.

Positioned for Value Creation: Right Team, Right Plan • Rebuilt most of DAVIDsTEA’s senior leadership team and filled all open positions in fiscal 2017 In the last 12 months, key strategic hires include Finance, Human Resources, Retail/Store, Merchandising/Buying and Marketing, areas that previously experienced turnover under Mr. Segal’s board tenure CEO Joel Silver brings over 20 years of consumer brand experience, including at Indigo Books & Music • Strong, dynamic management team • Investing in e-commerce, which is a core part of DAVIDsTEA’s ambitious plan to grow online sales Refocusing on merchandising and marketing to improve our service offerings, drive new business, and leverage our learnings and key customer insights from the past year to rebuild our product assortment Leveraging our strong brand to drive sales through wholesale channels and international opportunities Building a profitable store network by focusing on improving the productivity of existing stores and evaluating the closure of non-performing stores 1 2 Go-forward plan to drive growth 3 4 • • Current management team has been in place for less than 12 months Management needs the time and freedom to execute the go-forward plan, which is starting to see demonstrated results We need stability to sustain meaningful change

DAVIDsTEA's Proposed Slate: Qualified & Independent



Joel Silver

President, CEO & Director

- **Joined DAVIDsTEA as President and CEO in March 2017**
- **Served in a variety of leadership roles at consumer goods companies**
- **Brings diverse experience with consumer-centric and lifestyle brands**

Additional

- Served as General Partner and a member of the board of directors of TrilogyGrowth, a venture capital fund he co-founded
- Held several positions of increasing responsibility at Indigo Books & Music Inc. and has been a member of its board of directors since 2011

Securities Held:

- 25,970 RSUs
- $106,450 Options



Kathleen C. Tierney

DTEA Director (2016 to present)

- **Brings valuable management and retail experience to the Board**
- **Rich background in the retail industry and international business, with years of public and private board experience**

Additional

- Served as an Independent Director for HHGregg, VO2, The Fragrance Outlet and Taft Street Winery
- CEO of specialty retailer Sur La Table, Inc. and served as its Executive Vice Chairman
- Former CEO of Fitch North America and Smith & Hawken.
- EVP at The Nature Company and oversaw their growth from three locations to 120 stores nationwide
- Independent Consultant with a client roster including The Home Depot, Vinquiry, Yoga Works and Hirsch Bedner Design

Securities Held:

- 3,595 shares
- 7,500 RSUs
- $13,122 Options



Gary O'Connor

DTEA Director (2017 to present)

- **Brings significant accounting experience to the Board**
- **Sits on the Board of Directors of MTY Food Group Inc., one of the largest franchisors in Canada's restaurant industry**

Additional

- Was an audit partner at KPMG Barbados.
- Served on the Board of Imvescor Restaurant Group Inc. and chaired the Audit and Risks Committee.

Securities Held:

- 7,500 RSUs

DAVIDsTEA

DAVIDsTEA’s Proposed Slate: Qualified & Independent Sydney (Australia) based investment firm •Brings valuable management and finance Ben Gisz New Nominee •Partner at TDM Asset Management, a with a global mandate experience to the Board Additional •Has extensive financial markets experience, including roles in investment banking and private equity/principal investments with Investec Group in Sydney and London •Was equities analyst with Credit Suisse •Serves as non-Executive Director of publicly listed dental services company Pacific Smiles Group Limited, and specialty retailer kikki.K Holdings Pty Ltd. Securities Held: •3,162,520 shares Peter Cornetta New Nominee •Senior Managing Director of Porchlight Equity Management, LLC •Brings valuable management, retail and finance experience to the Board Additional •Has 22 years of professional experience, 20 of which have been spent as a private equity investment professional, investing across an array of industries including consumer, ecommerce, healthcare services, industrial, media, and retail Securities Held: •3,304,306 shares •Porchlight has been a holder since 2012 Steven J. Collins New Nominee •Brings significant knowledge of the retail and consumer sectors and public company experience to the Board •Current member of the board of directors of Bojangles’, Kirkland’s and Party City Additional •Was a Managing Director at Advent International Corporation •Was a member of the board of specialty retailers Five Below and Lululemon Athletica Securities Held: •No position •Nominee of Edgepoint, an 11.5% s/h of DAVIDsTEA

DAVIDsTEA has a Go-Forward Plan to Create Value for ALL Shareholders Historically, DAVIDsTEA’s growth initiatives have focused on expanding its retail footprint, however the evolving retail landscape calls for adjustments to its growth strategy. Four pillar plan to position DAVIDsTEA to succeed in the future of retail: 1 Investing in e-commerce, which is a core part of DAVIDsTEA’s ambitious plan to grow online sales. Refocusing on merchandising and marketing to improve our service offerings, drive new business, and leverage our learnings and key customer insights from the past year to rebuild our product assortment 2 Leveraging our strong brand to drive sales through wholesale channels and international opportunities. 3 Building a profitable store network by focusing on improving the productivity of existing stores and evaluating the closure of non-performing stores. 4 Mr. Segal does not put forward a unique, actionable vision for the company. He fails to provide specifics on how to address the challenges and opportunities in the current retail landscape. 7

RDI’s “Vision” is Vague and Antiquated DAVIDsTEA’s Go-Forward Plan RDI’s Proposed Plan beyond retail programs to drive increased traffic and sales Additionally, Mr. Segal’s plan proposes to “assess DAVIDsTEA’s senior management and make any necessary changes.” This volatile approach to turnover is business as usual for Mr. Segal, and can deter from the stability and momentum the new management team has achieved. 8 Vague, antiquated plan for the company Clear, detailed plan that gives shareholders visibility into execution, as well as goals to benchmark management’s performance Specific tactics to execute data-driven marketing and merchandising Does not include Specific strategies to take advantage of other distribution channels Does not include Specific details to build a profitable store network Does not include Specific elements of an e-commerce strategy Does not include

The Facts Matter: Setting the Record Straight RDI’s Critique Reality shareholder value partnerships, licensing or other value-creating digit growth led to the challenges DAVIDsTEA is addressing today 9 Strategic Review x Asserts that the strategic review process underway at DAVIDsTEA is exclusively focused on “selling all or part of the business” The strategic review is intended to maximize The review may unearth opportunities for strategic measures Online Initiatives x Claims the company is not focusing enough on e-commerce and online opportunities E-commerce is core to DAVIDsTEA’s strategy to grow sales In fiscal 2017, e-commerce sales experienced double-The company launched a new e-commerce platform in April 2018, and anticipates selling on Amazon in late 2018 Financial Performance x Expresses concern with DAVIDsTEA’s financial performance and strategic direction As a member of the board until March 5, 2018, Mr. Segal participated in many of the decisions that have (i.e. store locations, merchandising, etc.) The current challenges that Mr. Segal has highlighted to date all occurred under his watch

RDI’s Slate: Questionable Independence The majority of management's nominees own shares and will act in the best interests of DAVIDsTEA and ALL of its shareholders. *As referenced in the Dissident Proxy Circular 10 Management Nominees (6) Dissident Nominees (7) •2 nominees are shareholders representing 12.8% and 12.2% of the outstanding common shares of DAVIDsTEA •1 nominee has served as our CEO since March 2017 •1 is an independent nominee of a 11.5% shareholder •Remaining 3 nominees hold either shares, RSUs and/or options •Five out of seven nominees have no meaningful stake in DAVIDsTEA*

Major Shareholders Do Not Support RDI’s Slate In a March 28, 2018 letter, three of DAVIDsTEA’s largest shareholders stated: “ The board must continue to represent the interests of all shareholders, not just those of DTEA’s largest shareholder. As such, it is not in the best interests of DTEA or its shareholders that Mr. Segal be allowed to reconstitute the board with his handpicked nominees.” – Porchlight Equity Management, LLC (12.8% holder) TDM Asset Management PTY LTD. (12.2% holder) Edgepoint Wealth Management, Inc. (11.5% holder) 11

Conclusion • Management has a clear, focused plan to address the realities of the retail landscape. • The dissident, Herschel Segal, has only presented a vague, antiquated vision for DAVIDsTEA. • Mr. Segal is attempting to gain control of the company without paying for it. • Mr. Segal is the architect of many of the company’s current challenges, and he has a history of diminishing shareholder value. • Mr. Segal has repeatedly rejected attempts to compromise. With no visibility into Mr. Segal’s strategy management does not believe his nominees are more likely to affect positive change, and a complete change to the board is unwarranted 12

Vote the Tuesday, YELLOW Proxy prior to 5 pm Eastern Time on June 12, 2018 For questions or voting assistance, please contact Laurel Hill Advisory Group at 1-877-452-7184 toll free (416-304-0211 collect) or by email at assistance@laurelhill.com. 13

Forward-Looking Statements This presentation includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including management’s beliefs and plans regarding the Company’s strategic direction and management’s beliefs regarding the dissident shareholder’s plans for the Company. Actual events may differ materially from these expectations due to risks and uncertainties including the risks of undertaking a public strategic process, the risks of a public proxy contest as well as other risks set forth in the Company’s Annual Report on Form 10-K dated April 19, 2018, which is and filed with the Securities and Exchange Commission on EDGAR (accessible at www.sec.gov/edgar.shtm) and SEDAR (accessible at www.sedar.com). If one or more of these risks or uncertainties materialize, or if any of the Company’s assumptions prove incorrect, the Company’s actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which the Company makes it. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. 14